SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Amendment No.)

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Wells Fargo Funds Trust
(Name of Registrant as Specified in Its Charter)

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WELLS FARGO FUNDS TRUST (the "Funds Trust"), on behalf of the following series:

Wells Fargo Small Company Value Fund
 (the "Fund")

200 Berkeley Street, Boston, Massachusetts 02116

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INFORMATION STATEMENT

March 30, 2018

As a shareholder of the Fund, you are receiving this notice regarding the availability of an information statement (the "Information Statement") relating to the change of the sub-adviser for the Wells Fargo Small Company Value Portfolio (the "Portfolio"), the master portfolio in which the Fund invests substantially all of its assets. This notice presents an overview of the Information Statement that is available to you on the Internet or, upon request, by mail or email. We encourage you to access and review all of the important information contained in the Information Statement. As described below, the Information Statement is for informational purposes only and, as a shareholder of the Fund, you do not need to take any action.

At a meeting held on February 27-28, 2018, the Board of Trustees of Wells Fargo Master Trust ("Master Trust") unanimously approved a new sub-advisory agreement (the "New Sub-Advisory Agreement") among Master Trust, on behalf of the Portfolio, Wells Fargo Funds Management, LLC ("Funds Management" or the "Manager"), as investment adviser, and Wells Capital Management Incorporated ("Wells Capital Management"), as investment sub-adviser, with respect to the Portfolio, effective May 1, 2018. In connection with Wells Capital Management becoming the Portfolio's sub-adviser, the Portfolio will have new portfolio managers responsible for implementing the Portfolio's new investment strategy, among other changes. Please consult the Information Statement for additional details.

Funds Trust, Master Trust and Funds Management have received an exemptive order (the "Manager of Managers Order") from the U.S. Securities and Exchange Commission that permits the Manager, subject to certain conditions, such as approval by the relevant Board of Trustees, to enter into new sub-advisory agreements with certain sub-advisers or to change the terms of existing sub-advisory agreements with certain sub-advisers without shareholder approval. Approval of the New Sub-Advisory Agreement by the Fund's shareholders is not required, but the Manager of Managers Order requires that the Information Statement be made available to the Fund's shareholders.

By sending you this notice, the Fund is notifying you that it is making the Information Statement available to you via the Internet in lieu of mailing you a paper copy. You may print and view the Information Statement on the Funds' website at wellsfargofunds.com. The Information Statement will be available on the Funds' website until at least July 30, 2018. You may request a paper copy or email copy of the Information Statement free of charge by calling 1-800-222-8222 or writing to Wells Fargo Funds, P.O. Box 8266, Boston, MA 02266-8266.

Only one copy of this notice will be delivered to shareholders of the Fund who reside at the same address, unless the Fund has received instructions to the contrary. If you would like to receive an additional copy, please write to the Wells Fargo Funds at P.O. Box 8266, Boston, MA 02266-8266 or call 1-800-222-8222. Shareholders wishing to receive separate copies of notices in the future, and shareholders sharing an address who wish to receive a single copy if they are receiving multiple copies, should also contact the Wells Fargo Funds as indicated above.

If you want to receive a paper or email copy of the Information Statement, you must request one. There is no charge to you to obtain a copy.

March 30, 2018	NOT048

WELLS FARGO FUNDS TRUST (the "Funds Trust"), on behalf of the following series:

Wells Fargo Small Company Value Fund
 (the "Fund")

200 Berkeley Street, Boston, Massachusetts 02116

INFORMATION STATEMENT

March 30, 2018

This Information Statement is for informational purposes only and no action is requested on your part. We are not asking you for a proxy and you are requested not to send us a proxy.

This Information Statement is being made available to shareholders of the Fund, a series of Funds Trust, in lieu of a proxy statement, pursuant to the terms of an exemptive order (the "Manager of Managers Order") that Funds Trust, Wells Fargo Master Trust ("Master Trust") and Wells Fargo Funds Management, LLC ("Funds Management" or the "Manager") have received from the U.S. Securities and Exchange Commission (the "SEC"). The Manager of Managers Order permits the Manager, subject to certain conditions, such as approval by the Funds Trust or Master Trust Board of Trustees, as applicable, to enter into a new sub-advisory agreement with certain sub-advisers, including a sub-adviser that is a wholly-owned subsidiary of the Manager or of a company that wholly-owns the Manager, without shareholder approval.

Appointment of Wells Capital Management Incorporated as Sub-Adviser to the Wells Fargo Small Company Value Portfolio

The Fund is a gateway feeder fund that invests substantially all of its assets in the Wells Fargo Small Company Value Portfolio (the "Portfolio"), a series of Master Trust.

At a meeting held on February 27-28, 2018 (the "Meeting"), the Board of Trustees of Master Trust (the "Master Trust Board"), all the members of which have no direct or indirect interest in the sub-advisory agreement and are not "interested persons" of Master Trust, as defined in the Investment Company Act of 1940 (the "1940 Act") (the "Independent Trustees"), unanimously approved a new investment sub-advisory agreement (the "New Sub-Advisory Agreement") for the Portfolio among Master Trust, on behalf of the Portfolio, the Manager, as investment adviser, and Wells Capital Management Incorporated ("Wells Capital Management"), as investment sub-adviser, effective May 1, 2018.

Board Considerations of the New Sub-Advisory Agreement

Under the 1940 Act, the Master Trust Board must determine whether to approve the sub-advisory agreements for any Portfolio of Master Trust. In this regard, at the in-person Meeting, the Master Trust Board, all the members of which are Independent Trustees, discussed and unanimously approved the New Sub-Advisory Agreement among Funds Management, Wells Capital Management, and Master Trust, on behalf of the Portfolio, a series of Master Trust.

At the Meeting, the Master Trust Board considered the factors and reached the conclusions described below relating to the selection of Wells Capital Management as sub-adviser to the Portfolio and the approval of the New Sub-Advisory Agreement. The Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Independent Trustees were assisted in their evaluation of the New Sub-Advisory Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately. The Master Trust Board noted that the New Sub-Advisory Agreement would replace the Portfolio's sub-advisory agreement (the "Prior Sub-Advisory Agreement") with Peregrine Capital Management, LLC ("Peregrine"). The Master Trust Board further noted that the Portfolio is a master portfolio and that the Fund, a series of Funds Trust with a substantially similar investment objective and investment strategy as the Portfolio, is a gateway feeder fund that invests substantially all of its assets in the Portfolio.

The Master Trust Board's decision to approve the New Sub-Advisory Agreement was based on a comprehensive evaluation of all of the information provided to it. In this regard, the Master Trust Board did not identify any particular information or consideration that was all-important or controlling, and each Independent Trustee may have attributed different weights to various factors. The Master Trust Board evaluated information provided to it with respect to the Fund and Portfolio as it considered appropriate. In considering these matters, the Master Trust Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interactions with Wells Capital Management with respect to other funds in the Wells Fargo Fund family.

The Master Trust Board noted that the Portfolio and Funds Management would rely on an exemptive order, which permits Funds Management, subject to Master Trust Board approval, to enter into new sub-advisory agreements with sub-advisers that are wholly owned-subsidiaries of Funds Management or of a company that wholly owns Funds Management, such as Wells Capital Management, without obtaining shareholder approval.

After its deliberations, the Master Trust Board unanimously approved the New Sub-Advisory Agreement and determined that the compensation payable by Funds Management to Wells Capital Management under the New Sub-Advisory Agreement is reasonable. The following summarizes a number of important, but not necessarily all, factors considered by the Master Trust Board in approving the New Sub-Advisory Agreement.

Nature, Extent and Quality of Services

The Master Trust Board received and considered various data and information that it believed necessary to evaluate the nature, extent and quality of services provided to the Portfolio by Peregrine under the Prior Sub-Advisory Agreement and proposed to be provided to the Portfolio by Wells Capital Management under the New Sub-Advisory Agreement.

The Master Trust Board noted that it received and considered information regarding the nature, quality and extent of services provided to the Portfolio by Peregrine in connection with the 2017 contract renewal process, as well as through regular quarterly updates on investment performance over the past year.

The Master Trust Board noted that the nature and extent of services under the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement were substantially similar, in that Peregrine was, and Wells Capital Management would be, required to provide day-to-day portfolio management services for the assets of the Portfolio and comply with all policies of Master Trust and applicable laws, rules and regulations. With respect to quality of services, the Master Trust Board reviewed and analyzed materials on Wells Capital Management and reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who are expected to be primarily responsible for day-to-day portfolio management services furnished to the Portfolio. The Master Trust Board also received and considered information about the proposed change in investment strategy for the Portfolio, and the costs that would be incurred in connection with transitioning the Portfolio to its new investment strategy. The Master Trust Board further considered the compliance program of Wells Capital Management.

The Master Trust Board took into account the information described above, in addition to other information the Master Trust Board received and discussions the Master Trust Board had with Funds Management and Wells Capital Management about the services that would be provided by Wells Capital Management to the Portfolio, in deciding to approve the New Sub-Advisory Agreement.

Investment Performance

The Master Trust Board noted that it has reviewed the investment performance of the Portfolio and the Fund over the course of the Peregrine engagement. Given the master-feeder structure of the Portfolio and the Fund, the Master Trust Board received and considered information comparing the Fund's performance over various time periods to the investment performance of a composite of accounts managed by Wells Capital Management that followed the same investment strategy as the proposed new investment strategy of the Portfolio. The Master Trust Board noted that the composite of accounts outperformed the Fund over most time periods. The Master Trust Board also compared such composite performance data to that of the Fund's expected peer group. The Master Trust Board noted the limitations inherent in such composite performance data.

Sub-Advisory Fee Rate

The Master Trust Board also reviewed and considered the contractual investment sub-advisory fee rate that would be payable by Funds Management to Wells Capital Management for investment sub-advisory services under the New Sub-Advisory Agreement. The Master Trust Board noted that the contractual investment sub-advisory fee rate that would be payable by Funds Management to Wells Capital Management under the New Sub-Advisory Agreement is higher at certain asset levels than the contractual investment sub-advisory fee rate that Funds Management pays Peregrine under the Prior Sub-Advisory Agreement and higher at all asset levels than the contractual investment sub-advisory fee rate that Peregrine had proposed to charge going forward. The Master Trust Board also noted, however, that the contractual investment advisory fee rates payable by the Fund would not be increased, and that Funds Management would reduce the net operating expense ratio caps for each share class of the Fund through at least September 30, 2019.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Master Trust Board determined that the compensation payable to Wells Capital Management by Funds Management under the New Sub-Advisory Agreement is reasonable.

Profitability

The Master Trust Board did not receive or consider separate profitability information with respect to Wells Capital Management in connection with its approval of the New Sub-Advisory Agreement, although it noted that the Portfolio's sub-adviser would be changed from Peregrine, an investment manager unaffiliated with Funds Management, to Wells Capital Management, an investment manager affiliated with Funds Management, and that sub-advisory fees would no longer be paid by Funds Management to a third party. The Master Trust Board also noted that in connection with the Master Trust Board's annual approval of the Prior Sub-Advisory Agreement in 2017, the Master Trust Board had received and considered information concerning the profitability of Wells Fargo as a whole from providing services to the Portfolio and the Wells Fargo Fund family. The Master Trust Board noted that Wells Capital Management's profitability was subsumed within the profitability information provided to the Master Trust Board for Wells Fargo and its affiliates that provide services to the Wells Fargo Fund family.

Economies of Scale

The Master Trust Board did not review specific information regarding possible economies of scale with respect to the management of the Portfolio principally because the Master Trust Board regards that information as less relevant at the sub-adviser level. The Master Trust Board also noted that the Portfolio's advisory fee schedule payable by the Portfolio to Funds Management and the Fund's management fee schedule payable by the Fund to Funds Management each includes breakpoints that operate generally to reduce the effective advisory and management fee rates of the Portfolio and the Fund, respectively, as they grow in size, and that Funds Management would reduce the Fund's net operating expense ratio caps for each of the Fund's share classes. The Master Trust Board noted that advisory and management fee breakpoints and expense reimbursement arrangements are means of sharing potential economies of scale with Fund shareholders. The Master Trust Board also considered that it reviews information regarding potential economies of scale in connection with the Master Trust Board's annual approval of the Portfolio's advisory agreement with Funds Management, and may do so more frequently as appropriate.

Other Benefits to Wells Capital Management

The Master Trust Board considered potential "fall-out" or ancillary benefits to be received by Wells Capital Management as a result of its relationship with the Portfolio. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Portfolio or the Fund, soft dollar credits earned and utilized by Wells Capital Management, fees earned by Wells Capital Management from managing a private investment vehicle for the fund family's securities lending collateral, commissions earned by an affiliated broker from portfolio transactions, and benefits potentially derived from an increase in Wells Capital Management's business as a result of its relationship with the Portfolio or the Fund.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Master Trust Board did not find that any ancillary benefits that may be received by Wells Capital Management were unreasonable

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and evaluations of the information described above, the Master Trust Board unanimously approved the New Sub-Advisory Agreement and determined that the compensation payable to Wells Capital Management under the New Sub-Advisory Agreement is reasonable.

Information about Wells Capital Management

Wells Capital Management is a registered investment adviser located at 525 Market Street, San Francisco, CA 94105. Wells Capital Management, an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, is a multi-boutique asset management firm committed to delivering superior investment services to institutional clients, including mutual funds. Wells Capital Management is a part of Wells Fargo Asset Management, the trade name used by the asset management businesses of Wells Fargo & Company.

The name and principal occupation of Wells Capital Management's principal executive officers and directors as of the date of this Information Statement are set forth below. The business address of each such officer and/or director is 525 Market Street, San Francisco, CA 94105.

■

Kirk Hartman, President, Chief Investment Officer

■

Sallie Squire, Executive Vice President, Chief Administrative Officer

■

Karen Norton, Senior Vice President, Chief Operating Director

■

Francis Baranko, Senior Vice President, Chief Equity Officer

■

Siobhan Foy, Senior Vice President, Chief Compliance Officer

No Officer or Trustee of Funds Trust or Master Trust is an officer, employee, director, general partner or shareholder of Wells Capital Management. No Trustee of Funds Trust or Master Trust has any material direct or indirect interest in Wells Capital Management or any person controlling, controlled by or under common control with Wells Capital Management. Since the beginning of the Funds' most recently completed fiscal year, no Trustee of Funds Trust or Master Trust has had, directly or indirectly, any material interest in any material transactions or material proposed transactions to which Wells Capital Management, any of its parents or subsidiaries, or any subsidiaries of a parent of any such entities was or is to be a party.

Portfolio Managers

The following portfolio managers will be primarily responsible for the day-to-day management of the Portfolio:

Jeff Goverman Mr. Goverman joined Wells Capital Management or one of its predecessor firms in 2006, where he currently serves as a Portfolio Manager for the Small Cap Value style.

Garth R. Nisbet, CFA Mr. Nisbet joined Wells Capital Management or one of its predecessor firms in 2011, where he currently serves as a Senior Portfolio Manager for the Small Cap Value style.

Craig Pieringer, CFA Mr. Pieringer joined Wells Capital Management or one of its predecessor firms in 1997, where he currently serves as a Portfolio Manager for the Small Cap Value style.

Terms of the New Sub-Advisory Agreement

The material terms of the New Sub-Advisory Agreement, a copy of which is attached hereto as Exhibit A, are substantially similar to the material terms of the Prio Sub-Advisory Agreement with Peregrine. Under the terms of the New Sub-Advisory Agreement, Wells Capital Management is responsible, subject to the direction and control of the Manager and the Master Trust Board, for investing and reinvesting the Portfolio's assets in a manner consistent with the Master Trust's Declaration of Trust, as amended and/or restated to date, registration statement, investment guidelines, policies and restrictions established by the Master Trust Board and applicable federal and state law. As such, Wells Capital Management has full discretion within the scope of its delegated authority to place orders, issue instructions, and select broker-dealers for the purchase and sale of securities and other investment assets for the Portfolio.

The continuance of the New Sub-Advisory Agreement must be specifically approved at least annually (i) by the vote of the Master Trust Board or by a vote of the shareholders of the Portfolio and (ii) by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

The New Sub-Advisory Agreement will terminate automatically in the event of its assignment, or in the event of a termination of the advisory agreement between Master Trust and the Manager, and is terminable at any time without penalty by the Master Trust Board or by a vote of the majority of the outstanding shares of the Portfolio, or by the Manager or Wells Capital Management, on 60 days' written notice to the other parties. The New Sub-Advisory Agreement provides that Wells Capital Management shall not be protected against any liability to Master Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Wells Capital Management is entitled to an annual fee for its investment sub-advisory services to the Portfolio. All sub-advisory fees are paid by the Manager and not the Portfolio. Because the Manager pays Wells Capital Management out of the management fee it receives from the Portfolio, there is no duplication of advisory fees paid.

In connection with the change in sub-adviser to Wells Capital Management, the Fund's management fee schedule and the Portfolio's advisory fee schedule will remain the same and the sub-advisory fee schedule for the Portfolio will be modified, as shown in the tables below.

Current Management / Advisory Fee Schedule
Fund	Current Management/Advisory Fee Schedule
Wells Fargo Small Company Value Fund[1]	First $5 billion - 0.05% Next $5 billion - 0.04% Over $10 billion - 0.03%
Wells Fargo Small Company Value Portfolio	First $500 million - 0.80% Next $500 million - 0.775% Next $1 billion - 0.75% Next $1 billion - 0.725% Next $1 billion - 0.70% Over $4 billion - 0.68%
1	If the Fund were to change its investment structure so that it begins to invest in two or more master portfolios, Funds Management would be entitled to receive an additional annual fee of 0.25% of the Fund's average daily net assets for providing investment advisory services to the Fund.

Current and Revised Sub-Advisory Fee Schedule
Fund	Current Sub-Advisory Fee Schedule	Revised Sub-Advisory Fee Schedule
Wells Fargo Small Company Value Fund	N/A	N/A
Wells Fargo Small Company Value Portfolio	First $300 million - 0.45% Over $300 million - 0.40%	First $100 million - 0.55% Next $100 million - 0.50% Over $200 million - 0.40%

The following tables show the management fee paid by the Fund and the Portfolio to the Manager and sub-advisory fees paid by the Manager to Peregrine during the fiscal year ended May 31, 2017.

Fund	Management/Advisory Fee Paid	Management/Advisory Fee Paid as a % of Average Net Assets of the Fund/Portfolio
Wells Fargo Small Company Value Fund	$0	0.80%
Wells Fargo Small Company Value Portfolio	$1,757,581	0.80%

Fund	Sub-Advisory Fee Paid	Sub-Advisory Fee Paid as a % of Average Net Assets of the Portfolio
Wells Fargo Small Company Value Portfolio	$987,313	0.45%

General Information

Principal Underwriter/Distributor/Placement Agent. Wells Fargo Funds Distributor, LLC ("Funds Distributor"), an affiliate of Funds Management, is the distributor and principal underwriter of the Fund and the placement agent of the Portfolio, and is located at 525 Market Street, San Francisco, California 94105.

Below are the underwriting commissions received by Funds Distributor from sales charges on the sale of Fund shares and the amounts retained by Funds Distributor after the payment of any dealer allowance for the fiscal year ended May 31, 2017.

Fund	Aggregate Total Underwriting Commissions	Underwriting Commissions Retained
Small Company Value Fund	$1,198	$1,198

Below are the distribution fees paid by the Fund for the fiscal year ended May 31, 2017. Class A and Administrator Class shares do not pay 12b-1 fees.

Distribution Fees	Total Distribution Fees Paid by Fund	Amount of Total Distribution Fees Retained by Distributor	Amount of Total Distribution Fees Distributor Paid to Broker/Dealers
Class C	$15,475	$470	$15,005

Brokerage Commissions to Affiliates. During the fiscal year ended May 31, 2017, the Fund did not pay any brokerage commissions to affiliates.

Share Ownership. Set forth below as of March 20, 2018, is the name, address and share ownership of each person with record ownership of 5% or more of a class of the Fund. Except as identified below, no person with record ownership of 5% or more of a class of the Fund is known by the Funds Trust to have beneficial ownership of such shares. Additionally, as of March 20, 2018, the Trustees and Officers of the Fund, as a group, beneficially owned less than 1% of the outstanding shares of the Fund and each class of the Fund.

Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class
Small Company Value Fund
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	Fund Level	1,616,576	32.81%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	A	179,174	31.32%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	A	96,712	16.91%
Attn: NPIO Trade Desk DCGT as TTEE and/or Cust FBO Plic Various Retirement Plans Omnibus 711 High St Des Moines, IA 50392-0001	A	59,994	10.49%
MLPF&S For The Sole Benefit of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E FL 3 Jacksonville, FL 32246-6484	A	46,365	8.11%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	A	36,589	6.40%
Nationwide Trust Company FSB FBO Participating Retirement Plans PO Box 182029 Columbus, OH 43218-2029	A	29,318	5.13%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	C	36,650	46.79%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	C	10,712	13.68%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	C	9,387	11.98%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310-1995	R6	10,902	90.28
Everen Cap Corp For WFAM Hldgs LLC FBO WFFM-WFF Seed Account Mac #A0103-122 525 Market St, Fl 12 San Francisco, CA 94105-2720	R6	1,174	9.72%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	Administrator	1,616,576	76.74%
Charles Schwab & Co Inc Special Custody Account Exclusively FBO the Customers 211 Main Street San Francisco, CA 94105-1905	Administrator	185,812	8.82%
Matrix Trust Co As Agent FBO Korn/Ferry International Exec Captl PO Box 52129 Phoenix, AZ 85072-2129	Administrator	185,497	8.81%
T Rowe Price Retmnt Services Inc FBO Retirement Plan Clients 4515 Painters Mill Rd Owings Mills, MD 21117-4903	Institutional	635,172	29.42%
Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd Charlotte, NC 28288-1076	Institutional	366,727	16.99%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	Institutional	318,426	14.75%
Great-West Trust Company LLC TTEE F Autoliv Asp Inc Emp Savings And Inv 8525 E Orchard Rd Greenwood Vlg, CO 80111-5002	Institutional	266,269	12.33%
National Financial Services LLC For Exclusive Benefit of our Customers Attn: Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-1995	Institutional	217,296	10.07%
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	Institutional	118,777	5.50%

Outstanding Shares

As of March 20, 2018, the Fund had the following number of shares issued and outstanding:

Fund / Share Class	Number of Shares
Small Company Value Fund
Class A	572,012
Class C	78,333
Class R	12,076
Administrator Class	2,106,489
Institutional Class	2,158,836

Financial Information

 The Fund's annual and semi-annual reports contain additional performance information about the Fund and are available upon request, without charge, by writing to Wells Fargo Funds, P.O. Box 8266, Boston, MA 02266-8266, by calling 1.800.222.8222 or by visiting the Wells Fargo Funds website at www.wellsfargofunds.com.

Shareholder Proposals
Funds Trust is not required, nor does it intend, to hold annual meetings of shareholders for the election of Trustees and other business. Instead, meetings will be held only when and if required (for example, whenever less than a majority of the Funds Trust Board of Trustees has been elected by shareholders). Any shareholder desiring to present a proposal for consideration at the next shareholder meeting must submit the proposal in writing so that it is received within a reasonable time before any meeting. A proposal should be sent to the Wells Fargo Funds Trust at 525 Market Street, 12th Floor, San Francisco, CA 94105.

EXHIBIT A

AMENDED AND RESTATED INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN WELLS FARGO MASTER TRUST, WELLS FARGO FUNDS MANAGEMENT, LLC AND WELLS CAPITAL MANAGEMENT INCORPORATED

This AMENDED AND RESTATED AGREEMENT is made as of this 1st day of March, 2001, as amended as of March 31, 2006, and as further amended and restated as of November 7, 2012, between Wells Fargo Master Trust (the "Trust"), a statutory trust organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, Wells Fargo Funds Management, LLC (the "Adviser"), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, and Wells Capital Management Incorporated, a corporation organized under the laws of the State of California, with its principal place of business at 525 Market Street, 10th Floor San Francisco, California 94105 (the "Sub-Adviser").

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end, series management investment company; and

WHEREAS, the Adviser and Sub-Adviser are registered investment advisers under the Investment Advisers Act of 1940; and
WHEREAS, the Trust and the Adviser desire that the Sub-Adviser perform investment advisory services for each of the series of the Trust listed in Appendix A hereto (each a "Fund" and collectively the "Funds"), and the Sub-Adviser is willing to perform those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, the Trust, the Adviser and Sub-Adviser agrees as follows:

Section 1. The Trust; Delivery of Documents. The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended or supplemented from time to time, By-Laws (if any) and Registration Statement filed with the Securities and Exchange Commission (the "Commission") under the 1940 Act and the Securities Act of 1933 (the "Securities Act"), including any representations made in the prospectus and statement of additional information relating to the Funds contained therein and as may be supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Trust's Board of Trustees (the "Board"). The Board is authorized to issue any unissued shares in any number of additional classes or series. The Trust has delivered copies of the documents listed in this Section to the Sub-Adviser and will from time to time furnish the Sub-Adviser with any amendments thereof.

Section 2. Appointment of Sub-Adviser. Subject to the direction and control of the Board, the Adviser manages the investment and reinvestment of the assets of the Funds and provides for certain management and services as specified in the Investment Advisory Agreement between the Trust and the Adviser with respect to the Funds.

Subject to the direction and control of the Board, the Sub-Adviser shall manage the investment and reinvestment of the assets of the Funds, and without limiting the generality of the foregoing, shall provide the management and other services specified below, all in such manner and to such extent as may be directed from time to time by the Adviser.

The Sub-Adviser acknowledges that the Fund and other mutual funds advised by the Adviser (collectively, the "fund complex") may engage in transactions with certain sub-advisers in the fund complex (and their affiliated persons) in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act. Accordingly, the Sub-Adviser hereby agrees that it will not consult with any other sub-adviser of a fund in the fund complex that is not an affiliated person (as that term is defined in the 1940 Act) of Wells Fargo & Company ("Wells Fargo"), or an affiliated person of such a sub-adviser, concerning transactions for a fund in securities or other fund assets. With respect to a multi-managed Fund, the Sub-Adviser shall be limited to managing only the discrete portion of the Fund's portfolio as may be determined from time-to-time by the Board or the Adviser, and shall not consult with any Sub-adviser that is not an affiliated person of Wells Fargo as to any other portion of the Fund's portfolio concerning transactions for the Fund in securities or other Fund assets.
Section 3. Duties of the Sub-Adviser.

(a) The Sub-Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for the Funds. To carry out such decisions, the Sub-Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities for the Funds, the Sub-Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

(b) The Sub-Adviser will report to the Board at each regular meeting thereof all material changes in the Funds since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Funds and the Sub-Adviser, and on its own initiative will furnish the Board from time to time with such information as the Sub-Adviser may believe appropriate, whether concerning the individual companies whose securities are held by a Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Fund maintains investments. The Sub-Adviser will also furnish the Board with such statistical and analytical information with respect to securities in the Funds as the Sub-Adviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities for the Funds, the Sub-Adviser will comply with the policies set from time to time by the Board as well as the limitations imposed by the Trust's Declaration of Trust, as amended or supplemented from time to time, By-Laws (if any), Registration Statement under the Act and the Securities Act, the limitations in the Act and in the Internal Revenue Code of 1986, as amended applicable to the Trust and the investment objectives, policies and restrictions of the Funds.

(c) The Sub-Adviser may from time to time employ or associate with such persons as the Sub-Adviser believes to be appropriate or necessary to assist in the execution of the Sub-Adviser's duties hereunder, the cost of performance of such duties to be borne and paid by the Sub-Adviser. No obligation may be imposed on the Trust in any such respect.

(d) The Sub-Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the Act. The Sub-Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-Adviser pursuant to this Agreement required to be prepared and maintained by the Trust pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the Trust, including the Securities and Exchange Commission and the Internal Revenue Service. The books and records pertaining to the Trust which are in possession of the Sub-Adviser shall be the property of the Trust. The Trust, or the Trust's authorized representatives (including the Adviser), shall have access to such books and records at all times during the Sub-Adviser's normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Sub-Adviser to the Trust or the Trust's authorized representatives.
Section 4. Control by Board. As is the case with respect to the Adviser under the Investment Advisory Agreement, any investment activities undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Funds, shall at all times be subject to the direction and control the Trust's Board.

Section 5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times comply with:

(a) all applicable provisions of the 1940 Act, and any rules and regulations adopted thereunder;

(b) the provisions of the registration statement of the Trust, as it may be amended from time to time, under the Securities Act and the 1940 Act;

(c) the provisions of the Declaration of Trust of the Trust, as it may be amended or supplemented from time to time;

(d) the provisions of any By-laws of the Trust, if adopted and as it may be amended from time to time, or resolutions of the Board as may be adopted from time to time;

(e) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Trust or the Funds;

(f) any other applicable provisions of state or federal law; and

In addition, any code of ethics adopted by the Sub-Adviser must comply with Rule 17j-1 under the 1940 Act, as it may be amended from time to time, and any broadly accepted industry practices, if requested by the Trust or the Adviser.

Section 6. Broker-Dealer Relationships. The Sub-Adviser is responsible for the purchase and sale of securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates. The Sub-Adviser's primary consideration in effecting a security transaction will be to obtain the best price and execution. In selecting a broker-dealer to execute each particular transaction for a Fund, the Sub-Adviser will take the following into consideration: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Trust's Board of Trustees may from time to time determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the Fund and to other clients of the Sub-Adviser. The Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Funds to brokers and dealers who also provide research or statistical material, or other services to the Funds or to the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine and the Sub-Adviser will report on said allocations regularly to the Board of Trustees of the Trust indicating the brokers to whom such allocations have been made and the basis therefor.

Section 7. Expenses of the Fund. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Trust include, but are not limited to, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and shareholder service agent costs, expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

Section 8. Compensation. As compensation for the sub-advisory services provided under this Agreement, the Adviser shall pay the Sub-Adviser fees, payable monthly, the annual rates indicated on Schedule A hereto, as such Schedule may be amended or supplemented from time to time. It is understood that the Adviser shall be responsible for the Sub-Adviser's fee for its services hereunder, and the Sub-Adviser agrees that it shall have no claim against the Trust or the Funds with respect to compensation under this Agreement.

Section 9. Standard of Care. The Trust and Adviser shall expect of the Sub-Adviser, and the Sub-Adviser will give the Trust and the Adviser the benefit of, the Sub-Adviser's best judgment and efforts in rendering its services to the Trust, and as an inducement to the Sub-Adviser's undertaking these services at the compensation level specified, the Sub-Adviser shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Sub-Adviser shall not be subject to liability to the Trust or to any shareholders in the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

Section 10. Non-Exclusivity. The services of the Sub-Adviser to the Adviser and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

Section 11. Records. The Sub-Adviser shall, with respect to orders the Sub-Adviser places for the purchase and sale of portfolio securities of the Funds, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act as well as trade tickets and confirmations of portfolio trades and such other records as the Adviser or the Funds' Administrator reasonably requests to be maintained. All such records shall be maintained in a form acceptable to the Funds and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Funds, and will be available for inspection and use by the Funds and their authorized representatives (including the Adviser). The Sub-Adviser shall promptly, upon the Trust's request, surrender to the Funds those records which are the property of the Trust or any Fund. The Sub-Adviser will promptly notify the Funds' Administrator if it experiences any difficulty in maintaining the records in an accurate and complete manner.

Section 12. Term and Approval. This Agreement shall become effective with respect to a Fund after it is approved in accordance with the express requirements of the 1940 Act, and executed by the Trust, Adviser and Sub-Adviser and shall thereafter continue from year to year, provided that the continuation of the Agreement is approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

(a) (i) by the Trust's Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of the Fund (as defined in Section 2(a)(42) of the 1940 Act), and

(b) by the affirmative vote of a majority of the Trust's Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

Section 13. Termination. As required under the 1940 Act, this Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by vote of the Trust's Board of Trustees or by vote of a majority of a Fund's outstanding voting securities, or by the Adviser or Sub-Adviser, on sixty (60) days written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or applied by the Commission staff in no-action letters, issued under the 1940 Act.

Section 14. Indemnification by the Sub-Adviser. The Trust shall not be responsible for, and the Sub-Adviser shall indemnify and hold the Trust or any Fund of the Trust harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to the willful misfeasance, bad faith, negligent acts or reckless disregard of obligations or duties of the Sub-Adviser or any of its officers, directors, employees or agents.

Section 15. Indemnification by the Trust. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Trust hereby agrees to indemnify and hold harmless the Sub-Adviser against all claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising from the advertising, solicitation, sale, purchase or pledge of securities, whether of the Funds or other securities, undertaken by the Funds, their officers, directors, employees or affiliates, resulting from any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Funds, their officers, directors, employees or affiliates. Federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and nothing herein shall constitute a waiver or limitation of any rights which a Fund may have and which may not be waived under any applicable federal and state securities laws.

Section 16. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust shall be 525 Market Street, 12th Floor, San Francisco, California, 94105, Attention: C. David Messman, and that of the Adviser shall be 525 Market Street, 12th Floor, San Francisco, California 94105, Attention: Andrew Owen, and that of the Sub-Adviser shall be 525 Market Street, 10th Floor, San Francisco, California 94105, Attention: J. Mari Casas.

Section 17. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, or interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

Section 18. Amendment. This Agreement shall be effective on the 1st day of May, 2018 and relates to the agreement dated as of March 1, 2001, as amended and restated November 7, 2012, by and among Wells Fargo Master Trust, Wells Fargo Funds Management, LLC and Wells Capital Management Incorporated, as approved by the Board of Trustees on February 28, 2018. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the affected Funds. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board of Trustees, the Adviser and the Sub-Adviser.

Section 19. Wells Fargo Name. The Sub-Adviser and the Trust each agree that the name "Wells Fargo," which comprises a component of the Trust's name, is a property right of the parent of the Adviser. The Trust agrees and consents that: (i) it will use the words "Wells Fargo" as a component of its corporate name, the name of any series or class, or all of the above, and for no other purpose; (ii) it will not grant to any third party the right to use the name "Wells Fargo" for any purpose; (iii) the Adviser or any corporate affiliate of the Adviser may use or grant to others the right to use the words "Wells Fargo," or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, other than a grant of such right to another registered investment company not advised by the Adviser or one of its affiliates; and (iv) in the event that the Adviser or an affiliate thereof is no longer acting as investment adviser to any Fund or class of a Fund, the Trust shall, upon request by the Adviser, promptly take such action as may be necessary to change its corporate name to one not containing the words "Wells Fargo" and following such change, shall not use the words "Wells Fargo," or any combination thereof, as a part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its trustees, officers and shareholders to take any and all actions that the Adviser may request to effect the foregoing and to reconvey to the Adviser any and all rights to such words.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

WELLS FARGO MASTER TRUST
 on behalf of the Funds

By:
 C. David Messman
 Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By:
 Andrew Owen
 Executive Vice President

WELLS CAPITAL MANAGEMENT INCORPORATED

By:
 Karen Norton
 Chief Operating Officer

APPENDIX A

WELLS CAPITAL MANAGEMENT INCORPORATED
 INVESTMENT SUB-ADVISORY AGREEMENT

WELLS FARGO MASTER TRUST

 Master Trust Portfolios

Small Company Value Portfolio1

1On February 28, 2018, the Board of Trustees of Wells Fargo Master Trust approved Wells Capital Management as the sub-adviser to the Small Company Value Portfolio, effective on or about May 1, 2018.

Appendix A amended: February 28, 2018

SCHEDULE A
 WELLS CAPITAL MANAGEMENT INCORPORATED
 INVESTMENT SUB-ADVISORY AGREEMENT
 AMENDED AND RESTATED FEE AGREEMENT
 WELLS FARGO MASTER TRUST

This amended and restated fee agreement is made as of the 31st day of March, 2001, and is amended as of the 28th day of February, 2018, by and between Wells Fargo Funds Management, LLC (the "Adviser") and Wells Capital Management Incorporated (the "Sub-Adviser") and

WHEREAS, the parties and Wells Fargo Master Trust (the "Trust") have entered into an Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") whereby the Sub-Adviser provides investment management advice to each series of the Trust as listed in Appendix A to the Sub-Advisory Agreement (each a "Portfolio" and collectively the "Portfolios").

WHEREAS, the Sub-Advisory Agreement provides that the fees to be paid to the Sub-Adviser are to be as agreed upon in writing by the parties.

NOW THEREFORE, the parties agree that the fees to be paid to the Sub-Adviser under the Sub-Advisory Agreement shall be calculated and paid on a monthly basis by applying the annual rates indicated below to the average daily net assets of each Portfolio (or managed portion thereof) throughout the month:

Small Company Value Portfolio1

Sub-Advisory Rate
 First 100M - 0.55%
 Next 100M - 0.50%
 Over 200M - 0.40%

1On February 28, 2018, the Board of Trustees of Wells Fargo Master Trust approved Wells Capital Management as the sub-adviser to the Small Company Value Portfolio, effective on or about May 1, 2018.

Schedule A amended: February 28, 2018

The foregoing fee schedule is agreed to as of February 28, 2018 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS MANAGEMENT, LLC

 By:
 Paul Haast
 Senior Vice President

 WELLS CAPITAL MANAGEMENT INCORPORATED

 By:
 Karen Norton
 Chief Operating Officer

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